THE DLB FUND GROUP

                              DLB FIXED INCOME FUND

                        Supplement dated October 21, 1999
                                       to
                        Prospectus dated August 20, 1999

 HOW THE FUNDS ARE MANAGED - PORTFOLIO MANAGERS (PAGE 30)

          Effective October 21, 1999, Mary Wilson Kibbe, Executive Vice President of David L. Babson and Company Incorporated, the investment manager (the "Manager") for the DLB Fixed Income Fund (the "Fund"), became primarily responsible for the day-to-day management of the Fund, replacing Edward L. Martin as portfolio manager. Ms. Kibbe, who has 23 years of investment experience, is a dual employee of Massachusetts Mutual Life Insurance Company ("MassMutual"), with which she has been associated since 1982, and the Manager, an indirect subsidiary of MassMutual, which she joined on October 21, 1999. In addition to serving as portfolio manager to the Fund, Ms. Kibbe also serves as portfolio manager to various other fixed income accounts managed by MassMutual and the Manager. Ms. Kibbe is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.